                         SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a)
                  of the Securities Exchange Act of 1934
                           (Amendment No.     )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                          STRAWBRIDGE & CLOTHIER
  ---------------------------------------------------------------------
             (Name of Registrant as Specified In Its Charter)

                          STRAWBRIDGE & CLOTHIER
  ---------------------------------------------------------------------
                (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title of each class of securities to which transaction applies:

        --------------------------------------------------------------

    2)  Aggregate number of securities to which transaction applies:

        --------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


        --------------------------------------------------------------

    4)  Proposed maximum aggregate value of transaction:


        --------------------------------------------------------------

    5)  Total fee paid:


        --------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:


         ----------------------------------------------
     2)  Form, Schedule or Registration Statement No.:


         ----------------------------------------------
     3)  Filing Party:


         ----------------------------------------------
     4)  Date Filed:


         ----------------------------------------------

- ---------------------------------------------------------------------------

                          STRAWBRIDGE & CLOTHIER

- ---------------------------------------------------------------------------


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 24, 1995
- ---------------------------------------------------------------------------

TO THE SHAREHOLDERS OF
STRAWBRIDGE & CLOTHIER:
- ---------------------------------------------------------------------------

    The Annual Meeting of Shareholders of Strawbridge & Clothier will be held in the LECTURE HALL (ROOM 114) OF THE PENNSYLVANIA CONVENTION CENTER, 1101 ARCH STREET, PHILADELPHIA, PENNSYLVANIA, on Wednesday, May 24, 1995, at 11:00 A.M. for the following purposes:

    (1) To elect four directors.

    (2) To approve the designation of the firm of Ernst & Young LLP, independent auditors, to audit the books and accounts of the Company for the fiscal year ending February 3, 1996.

    (3) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

    Only holders of the Company's Series A Common Stock and Series B Common Stock of record at the close of business on April 6, 1995, will be entitled to vote at the meeting.

    Please sign, date and return, in the envelope provided, the enclosed form of Proxy, which is being solicited on behalf of the management by direction of the Board of Directors. The Proxy shows the form in which your Stock is registered. Your signature should be in the same form.

                                By order of the Board of Directors.



                                             STEVEN L. STRAWBRIDGE

                                                                  Secretary
Philadelphia, PA
April 21, 1995

STRAWBRIDGE & CLOTHIER
801 MARKET STREET, PHILADELPHIA, PENNSYLVANIA 19107-3199
- ---------------------------------------------------------------------------

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
ON MAY 24, 1995
- ---------------------------------------------------------------------------


THE PROXY
- ---------------------------------------------------------------------------

    The enclosed Proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company to be held May 24, 1995, and at any adjournment thereof. A shareholder giving a Proxy has the power to revoke it by giving written notice of such revocation to the Secretary of the Company at any time before it is voted.

    The cost of the solicitation of proxies will be borne by the Company. This Proxy Statement and the form of Proxy were first sent, mailed, or otherwise given to shareholders of the Company on April 21, 1995. Certain directors, officers and regular employees of the Company and members of their families may solicit proxies by telephone, telegraph, or in person. In addition, arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation material for the Annual Meeting to beneficial owners, and the Company will reimburse those organizations for their expenses in doing so.

VOTING SECURITIES
- ---------------------------------------------------------------------------

    On April 6, 1995, the record date for this solicitation, the Company had outstanding 7,293,036 shares of Series A Common Stock and 3,168,789 shares of Series B Common Stock. The Series A Common Stock and the Series B Common Stock are the only securities entitled to vote at the Annual Meeting of Shareholders.

    Each holder of Series A Common Stock will have the right to one vote for each share held and each holder of Series B Common Stock will have the right to ten votes for each share held.

    Accordingly, the holders of the Series A Common Stock will be entitled to cast a total of 7,293,036 votes and the holders of the Series B Common Stock will be entitled to cast a total of 31,687,890 votes. The total number of votes of both series entitled to be cast at the Annual Meeting is 38,980,926. The holders of record of shares entitled to cast a majority of such votes must be present in person or represented by proxy in order to constitute a quorum for the holding of a meeting.

ITEM No. 1 -- ELECTION OF DIRECTORS
- ---------------------------------------------------------------------------

    At the Annual Meeting of Shareholders on May 24, 1995, two Directors shall be elected for a term of three years expiring in 1998, and two Directors shall be elected for a term of one year expiring in 1996, and in each case until their successors shall have been elected and qualified. Proxies in the accompanying form, properly executed, will be voted for the election of Richard H. Hall, Anne C. Longstreth, Francis R. Strawbridge, III and Steven L. Strawbridge, the four nominees named below, in the absence of contrary instructions.

    The management has no reason to believe that any of the nominees named below will be unable or decline to serve if elected. However, if any such nominees should become unavailable, discretionary authority is reserved to vote for a substitute. Votes may be cast for or withheld for any or all nominees. If a shareholder, including a broker or other record owner, abstains or fails to vote, such action will not be considered a vote cast.


                               PRINCIPAL                      DIRECTOR   TERM
         NAME                  OCCUPATION                 AGE  SINCE   EXPIRING
- -------------------------------------------------------------------------------
NOMINEES
Richard H. Hall .............. Retired .................. 68    1987     1996
Anne C. Longstreth ........... Realtor, Emlen Wheeler Co. 73    1984     1996
Francis R. Strawbridge, III .. Chairman of the Board .... 57    1968     1998
Steven L. Strawbridge ........ Vice President, Treasurer
                                 and Secretary .......... 51    1975     1998

CONTINUING DIRECTORS
Isaac H. Clothier, IV ........ Attorney ................. 62    1975     1996
Paul E. Shipley .............. Retired .................. 65    1988     1996
Peter S. Strawbridge ......... President ................ 56    1968     1996
Warren W. White .............. Executive Vice President.. 63    1981     1996
Jennifer S. Braxton .......... Assistant Advertising
                                 Director ............... 32    1994     1997
Thomas B. Harvey, Jr. ........ Attorney ................. 59    1988     1997
David W. Strawbridge ......... Vice President ........... 55    1971     1997
Natalie B. Weintraub ......... Retired .................. 66    1994     1997

    Each of the nominees and continuing directors indicated above as being employed by the Company has been so employed during the past five years, except that Mrs. Braxton was the Manager of Direct Mail Marketing at Filene's Department Store prior to January 1990. Mr. Harvey is an attorney and has been in practice since 1963. Until her retirement from the Company in 1994, Mrs. Weintraub was Vice President and General Merchandise Manager, Department Stores since 1976. Mr. Clothier has been a partner of Dechert, Price & Rhoads since 1966. Mr. Shipley retired in 1993 as a Vice President of Wilmington Trust Company, where he was employed since 1972, and he continues to be active in civic and community affairs. Until his retirement from the Company in 1991, Mr. Hall was Executive Vice President, Control, Operations and Personnel, Department Stores since 1978. Mrs. Longstreth for 36 years has been a realtor with Emlen Wheeler Co. and is active in community affairs.

    Peter S. Strawbridge and Steven L. Strawbridge are brothers and are first cousins of Francis R. Strawbridge, III and David W. Strawbridge who also are brothers. Each is a first cousin of Mr. Harvey and Mr. Shipley who also are first cousins. Jennifer S. Braxton is the daughter of Peter
S. Strawbridge and the niece of Steven L. Strawbridge.

    Francis R. Strawbridge, III is a director of Mellon PSFS. Peter S. Strawbridge is a director of CoreStates Financial Corp.

THE BOARD OF DIRECTORS AND COMMITTEES
- ---------------------------------------------------------------------------

    During fiscal year 1994, the Board of Directors held 12 meetings. The Board of Directors has an Executive Committee comprised of F.R. Strawbridge, III and P.S. Strawbridge, Co-Chairmen, S.L. Strawbridge, Secretary, D.W. Strawbridge and W.W. White. The Board of Directors also has an Audit Committee, a Compensation Committee, a Nominating Committee and a Stock Option Committee.

    Each director who is not an employee of the Company receives a fee of $750 for each meeting of the Board of Directors which such director attends and $500 for each meeting of the Audit Committee (except for the Chairman thereof who receives $750), the Compensation Committee, the Nominating Committee and the Stock Option Committee which such director attends.

    The members of the Audit Committee are I.H. Clothier, IV, Chairman, S.L. Strawbridge, Secretary, R.H. Hall, T.B. Harvey, Jr., and P.E. Shipley. The functions of the Audit Committee are to recommend to the Board of Directors a firm of independent auditors to audit the books and accounts of the Company, generally to consider the scope of the audits performed by the internal auditors and the independent auditors, to review the results thereof and to discuss other significant auditing matters with the internal auditors and the independent auditors. In fiscal year 1994, the Audit Committee held four meetings.

    The members of the Compensation Committee are F.R. Strawbridge, III and P.S. Strawbridge, Co-Chairmen, R.H. Hall, Secretary, I.H. Clothier, IV, T.B. Harvey, Jr., and P.E. Shipley. The functions of the Compensation Committee are to review general compensation policies and to review recommendations made regarding the salaries of executive officers. In fiscal year 1994, the Compensation Committee held one meeting.

    The members of the Nominating Committee are T.B. Harvey, Jr.,
Chairman, I.H. Clothier, IV and A.C. Longstreth. The function of the Nominating Committee is to recommend to the Board of Directors persons to be nominated for election as directors of the Company. Shareholder suggestions regarding possible candidates for director for consideration by the Nominating Committee, together with appropriate biographical information, should be submitted to the Secretary of the Company not later than 45 days prior to the date fixed by the By-laws for the annual meeting of shareholders. In fiscal year 1994, the Nominating Committee held one meeting.

    The members of the Stock Option Committee are P.E. Shipley, Chairman, I.H. Clothier, IV and N.B. Weintraub. The function of the Stock Option Committee is to administer the Company's stock option plans and to select optionees and determine the type of option and number of shares subject to the options. In fiscal year 1994, the Stock Option Committee held no meetings.

BENEFICIAL OWNERSHIP OF VOTING SECURITIES
- ---------------------------------------------------------------------------

    The following table sets forth the shareholdings as of April 6, 1995 of persons owning beneficially more than 5% of the outstanding shares of Series A Common Stock or Series B Common Stock of the Company, the nominees and continuing directors, certain executive officers and all executive officers and directors as a group. As is indicated below, ownership of the Series B Common Stock, which is convertible at all times into Series A Common Stock on a share-for-share basis, also is deemed to be beneficial ownership of Series A Common Stock pursuant to Rule 13d-3 under the Securities Exchange Act of 1934.

                                                          AMOUNT OWNED BENEFICIALLY(1)(2)
                              -----------------------------------------------------------------------
                                                    SERIES B                          SERIES A
                                                  COMMON STOCK                      COMMON STOCK
                              ----------------------------------------------   ----------------------
                                 SOLE          SHARED               PERCENT                  PERCENT
                                VOTING         VOTING                  OF        VOTING         OF
                                 AND             OR                 SERIES B      AND        SERIES A
     NAME AND ADDRESS OF      INVESTMENT     INVESTMENT              COMMON    INVESTMENT     COMMON
      BENEFICIAL OWNER          POWER          POWER       TOTAL    STOCK(3)     POWER(4)    STOCK(5)
- ----------------------------- ----------     ----------  ---------  --------   ----------    --------
                                    (6)  (7)(8)(9)(10)
G. Stockton Strawbridge .....   275,649      1,147,526   1,423,175   44.9%                    16.3%
  801 Market Street
  Philadelphia, PA 19107-3199

PNC Bank, National                          (7)(8)(13)                             (14)
   Association(11)(12) ......                1,192,277   1,192,277   37.6       167,569       16.0
  Broad and Chestnut Streets
  Philadelphia, PA 19101

                                   (15)            (7)                             (16)
Peter S. Strawbridge ........    41,675        659,453     701,128   22.0        19,055        9.0
  801 Market Street
  Philadelphia, PA 19107-3199

                                               (8)(10)
Henry M. Clews ..............                  491,888     491,888   15.5                      6.3
  22A School Street
  Hanover, NH 03755

                                               (8)(10)
William P. Wood(11) .........                  491,888     491,888   15.5                      6.3
  2000 One Logan Square
  Philadelphia, PA 19103-6993

                                   (15)           (17)                             (16)
Francis R. Strawbridge, III..    57,380        219,701     277,081    8.7        19,052        3.9
  801 Market Street
  Philadelphia, PA 19107-3199

                                                   (6)
Paul E. Shipley .............    65,140        211,557     276,697    8.7                      3.7
  P.O. Box 4295
  Greenville, DE 19807

                                                  (17)
Thomas B. Harvey, Jr. .......    30,292        136,000     166,292    5.2                      2.2
  40 Cranbury Neck Road
  Cranbury, NJ 08512

                                                  (13)
Isaac H. Clothier, IV .......   116,180        101,243     217,423    6.9        11,833        3.1
  4000 Bell Atlantic Tower
  1717 Arch Street
  Philadelphia, PA 19103-2793

                                                          AMOUNT OWNED BENEFICIALLY(1)(2)
                              -----------------------------------------------------------------------
                                                    SERIES B                          SERIES A
                                                  COMMON STOCK                      COMMON STOCK
                              ----------------------------------------------   ----------------------
                                 SOLE          SHARED               PERCENT                  PERCENT
                                VOTING         VOTING                  OF        VOTING         OF
                                 AND             OR                 SERIES B      AND        SERIES A
          NAME OF             INVESTMENT     INVESTMENT              COMMON    INVESTMENT     COMMON
      BENEFICIAL OWNER          POWER          POWER       TOTAL    STOCK(3)     POWER(4)    STOCK(5)
- ----------------------------- ----------     ----------  ---------  --------   ----------    --------
NOMINEES

Richard H. Hall .............     4,499                      4,499                  525

Anne C. Longstreth ..........    18,168          6,325      24,493               33,187

                                   (15)           (17)                             (16)
Francis R. Strawbridge, III..    57,380        219,701     277,081    8.7%       19,052        3.9%

                                   (15)                                            (16)
Steven L. Strawbridge .......    30,604                     30,604               10,755

CONTINUING DIRECTORS
                                                                                   (16)
Jennifer S. Braxton .........        10                         10                  125

                                                  (13)
Isaac H. Clothier, IV .......   116,180        101,243     217,423    6.9        11,833        3.1

                                                  (17)
Thomas B. Harvey, Jr. .......    30,292        136,000     166,292    5.2                      2.2

                                                   (6)
Paul E. Shipley .............    65,140        211,557     276,697    8.7                      3.7

                                   (15)                                            (16)
David W. Strawbridge ........    41,726                     41,726    1.3        10,929

                                   (15)            (7)                             (16)
Peter S. Strawbridge ........    41,675        659,453     701,128   22.0        19,055        9.0


Natalie B. Weintraub ........     2,895                      2,895                  323

                                   (15)                                            (16)
Warren W. White .............    18,016                     18,016               11,056

CERTAIN EXECUTIVE OFFICERS
                                   (15)                                            (16)
Robert G. Muskas ............     9,160                      9,160                5,725

                                   (15)                                            (16)
Louis F. Busico .............     8,182                      8,182                6,377

All executive officers
  and directors as a group         (15)                                            (16)
  (26 persons) ..............   494,920      1,198,279   1,693,199   51.3       230,749       21.0


(1) Includes, pursuant to Rule 13d-3, shares as to which sole or shared voting power (which includes the power to vote, or to direct the voting of, such shares) and/or sole or shared investment power (which includes the power to dispose, or to direct the disposition, of such shares) is possessed. Also includes shares subject to stock options as discussed in footnotes (15) and (16) below. Does not include any shares as to which neither voting power nor investment power is possessed, even where the traditional economic interest in the shares (i.e., the right to receive dividends and the right to receive proceeds upon sale) is possessed.

(2) The shares of Series B Common Stock beneficially owned by all of the persons indicated in the table total 2,250,708 shares, which ownership of Series B Common Stock, together with the 398,318 shares of Series A Common Stock owned by such persons, represents 56.6% of the combined voting power of the Series A and Series B Common Stock. In addition, approximately 850,947 shares of Series B Common Stock are beneficially owned by other members of the Strawbridge family and the Clothier family and trusts for their benefit. Such ownership of Series B Common Stock, together with the approximately 191,157 shares of Series A Common Stock owned by such family members and trusts, represent 22.3% of the voting power.

(3) Percentages of less than 1% are not shown. There were 3,168,789 shares of Series B Common Stock outstanding on April 6, 1995.

(4)  The voting and investment power is sole unless otherwise indicated.
     The amounts shown do not include shares of Series A Common Stock deemed to be beneficially owned pursuant to Rule 13d-3 by virtue of ownership of Series B Common Stock which is convertible on a share-for-share basis into Series A Common Stock.

(5) The percentages represent the amount owned beneficially which includes shares of Series A Common Stock deemed to be owned pursuant to Rule 13d-3 by virtue of ownership by the person or group of Series B Common Stock. The percentages are based on the outstanding shares of Series A Common Stock (7,293,036 at April 6, 1995), plus the shares of Series B Common Stock owned beneficially by the person or group. Percentages of less than 1% are not shown.

(6) Includes 211,001 shares as to which G.S. Strawbridge has sole voting power and shares investment power with P.E. Shipley.

(7)  Includes 655,441 shares as to which G.S. Strawbridge, P.S.
     Strawbridge and PNC Bank, National Association share voting and investment power.

(8) Includes 418,825 shares as to which G.S. Strawbridge, H.M. Clews, W.P. Wood and PNC Bank, National Association share voting and investment power.

(9)  Not included are the 211,001 shares referred to in footnote (6) above.

(10) Includes 73,063 shares as to which G.S. Strawbridge, H.M. Clews and W.P. Wood share voting and investment power.

(11) The information relating to this person is presented in reliance upon information set forth in a Schedule 13G filed with the Securities and Exchange Commission reporting as of December 31, 1994.

(12) Does not include any shares held by the bank in purely custodial accounts.

(13) Includes 94,302 shares as to which I.H. Clothier, IV and PNC Bank, National Association share voting and investment power.

(14) With respect to 163,121 of the shares, the voting or investment power is shared.

(15) The numbers shown include shares of Series B Common Stock which the individual or members of the group have the right to acquire within 60 days upon the exercise of stock options, as follows: F.R. Strawbridge, III, 23,442 shares; S.L. Strawbridge, 7,774 shares; D.W. Strawbridge, 11,818 shares; P.S. Strawbridge, 23,442 shares; W.W. White, 10,728 shares; R.G. Muskas, 7,663 shares; L.F. Busico, 5,364 shares; and all executive officers and directors as a group (19 persons) a total of 132,990 shares. In computing the percent of each series owned by an individual or the group, the number of shares subject to options held by the individual or the group are deemed outstanding.

(16) The numbers shown include shares of Series A Common Stock owned by the individual or the members of the group through the Company's 401(k) Retirement Savings Plan, as follows: F.R. Strawbridge, III, 478 shares; S.L. Strawbridge, 146 shares; J.S. Braxton, 37 shares; D.W. Strawbridge, 320 shares; P.S. Strawbridge, 489 shares; W.W. White,
     447 shares; R.G. Muskas, 330 shares; L.F. Busico, 308 shares; and all executive officers and directors as a group (20 persons) a total of 5,565 shares. The numbers shown also include shares of Series A Common Stock which the individual or members of the group have the right to acquire within 60 days upon the exercise of stock options, as follows:
     F.R. Strawbridge, III, 18,566 shares; S.L. Strawbridge, 10,609 shares; D.W. Strawbridge, 10,609 shares; P.S. Strawbridge, 18,566 shares; W.W. White, 10,609 shares; R.G. Muskas, 5,304 shares; L.F. Busico, 5,304 shares; and all executive officers and directors as a group (19 persons) a total of 163,619 shares. In computing the percent of each series owned by an individual or the group, the number of shares subject to options held by the individual or the group are deemed outstanding.

(17) Includes 136,000 shares as to which F.R. Strawbridge, III and T.B. Harvey, Jr. share voting and investment power with another co-trustee.

EXECUTIVE COMPENSATION
- ---------------------------------------------------------------------------

    The following table sets forth certain information concerning compensation paid for the Company's last three fiscal years.

                        SUMMARY COMPENSATION TABLE

                                                          LONG-TERM
                                             ANNUAL         COMPEN-
                                          COMPENSATION      SATION
                                        ----------------- ----------
                                                  OTHER   SECURITIES   ALL
                                                  ANNUAL    UNDER-    OTHER
                                                  COMPEN-   LYING    COMPEN-
  NAME AND PRINCIPAL POSITION    YEAR    SALARY   SATION   OPTIONS  SATION(1)
- -------------------------------  ----   --------  -------  -------  ---------
Peter S. Strawbridge ..........  1994   $310,000       0      0       $1,780
  President and Co-Chief         1993   $310,000       0      0       $2,500
  Executive Officer              1992   $300,000    $650      0       $1,822

Francis R. Strawbridge, III ...  1994   $300,000       0      0       $1,892
  Chairman of the Board          1993   $300,000       0      0       $2,458
  and Co-Chief Executive         1992   $280,000    $700      0       $1,947
  Officer

Warren W. White ...............  1994   $275,000       0      0       $2,079
  Executive Vice President and   1993   $260,000       0      0       $2,167
  General Manager, Clover Stores 1992   $245,000    $850      0       $2,197

Robert G. Muskas ..............  1994   $180,000       0      0       $2,000
  Vice President and General     1993   $180,000       0      0       $1,500
  Merchandise Manager,           1992   $168,000    $850      0       $1,970
  Department Stores

Louis F. Busico ...............  1994   $177,000       0      0       $1,975
  Vice President and General     1993   $167,000       0      0       $1,392
  Merchandise Manager,           1992   $157,000    $850      0       $1,842
  Clover Stores

(1) Amounts contributed or accrued by the Company under the Company's 401(k) Retirement Savings Plan.

EMPLOYMENT AGREEMENTS AND CONSULTING ARRANGEMENT

    Each of the 19 current executive officers of the Company, who also are the participants in the Company's Deferred Compensation Plan, has entered into a three year renewable employment contract with the Company terminable by either party triannually, which establishes the employee's basic annual rate of compensation, subject to periodic increases and bonuses. The Company has a consulting arrangement with G. Stockton Strawbridge, the former Chairman of the Executive Committee until his retirement from the Company, whereby Mr. Strawbridge receives $100,000 per annum for consulting services to the Company. See "Beneficial Ownership of Voting Securities."

DEFERRED COMPENSATION PLAN

    The following table illustrates estimated retirement benefits for the Company's Deferred Compensation Plan members based on years of service with the Company.

                            PENSION PLAN TABLE

                                     YEARS OF SERVICE
                     ---------------------------------------------------
                                                                  35 OR
REMUNERATION            15         20         25         30      MORE(1)
- -------------------- -------   --------   --------   --------   --------
$125,000 ........... $32,813   $ 43,750   $ 54,688   $ 65,625   $ 75,000
 150,000 ...........  39,375     52,500     65,625     78,750     90,000
 200,000 ...........  52,500     70,000     87,500    105,000    120,000
 250,000 ...........  65,625     87,500    109,375    131,250    150,000
 300,000 ...........  78,750    105,000    131,250    157,500    180,000
 325,000 ...........  85,313    113,750    142,188    170,625    195,000

(1) Based on maximum service credit of 60%.

    The Company's Deferred Compensation Plan, as amended and restated effective February 1, 1985, provides for the payment of monthly retirement benefits computed on the basis of 1 3/4% of the participant's "Average Monthly Earnings" for the 24 month period for which the participant's total compensation is highest during the 60 months (or during the actual number of months employed if less than 60) of the participant's service immediately preceding the participant's retirement (or other termination) or attaining age 70, whichever shall be earlier, multiplied by the participant's years of service, with an adjustment by the use of an actuarial formula for retirement prior to age 65 and after age 60 if service is less than 15 years on the date of the participant's early retirement. A minimum benefit of 50% of Average Monthly Earnings will be paid to a participant who has 15 years of service as a participant under the Plan or who has 20 years of service with the Company including 10 years of service as a participant under the Plan. For most participants, retirement benefits under the plan may not exceed 60% of Average Monthly Earnings. The amounts of each monthly benefit in connection with retirement, disability or death, and the amounts of minimum and maximum benefits under the Plan, are subject to reduction by use of an actuarial formula in the case of any participant who elects, under the Plan's contingent annuitant option, to provide monthly benefits after the participant's death, to a contingent annuitant of choice. As of April 1, 1995, the executive officers named in the compensation table above have the following years of credited service under the Deferred Compensation Plan:
P.S. Strawbridge, 33 1/2 years; F.R. Strawbridge, III, 33 1/2 years; W.W. White, 38 years; R.G. Muskas, 35 1/2 years; and L.F. Busico, 36 years.

STOCK OPTION GRANTS AND EXERCISES

    None of the executive officers named in the Summary Compensation Table were granted any stock options during the fiscal year ended January 28, 1995.

    Set forth in the following table is information concerning stock options exercised during the fiscal year ended January 28, 1995 and the value of stock options held at the end of the fiscal year ended January 28, 1995 by executive officers named in the Summary Compensation Table.

                      AGGREGATED OPTION EXERCISES IN
                LAST FISCAL YEAR AND FY-END OPTION VALUES

                                             NUMBER
                                          OF SECURITIES       VALUE OF
                                           UNDERLYING        UNEXERCISED
                                           UNEXERCISED       IN-THE-MONEY
                                        OPTIONS AT FY-END  OPTIONS AT FY-END
                                        -----------------  -----------------
                       SHARES
                      ACQUIRED
                         ON     VALUE     EXER-   UNEXER-    EXER-   UNEXER-
NAME                  EXERCISE REALIZED  CISABLE  CISABLE   CISABLE  CISABLE
- --------------------  -------- --------  -------  -------   -------  -------
Peter S. Strawbridge     0        0       42,008   2,652      $  0    $  0
Francis R.
  Strawbridge, III       0        0       42,008   2,652      $  0    $  0
Warren W. White          0        0       21,337       0      $  0    N/A
Robert G. Muskas         0        0       12,967       0      $  0    N/A
Louis F. Busico          0        0       10,668       0      $  0    N/A

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Compensation Committee are F.R. Strawbridge, III and P.S. Strawbridge, Co-Chairmen, R.H. Hall, Secretary, I.H. Clothier, IV, T.B. Harvey, Jr. and P.E. Shipley. Two members of the Compensation Committee served as executive officers of the Company during the fiscal year ended January 28, 1995; F.R. Strawbridge, III is Chairman of the Board and Co-Chief Executive Officer; and P.S. Strawbridge is President and Co-Chief Executive Officer.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    The Company's executive compensation is supervised by the Compensation Committee of the Board of Directors. The functions of the Compensation Committee are to review general compensation policies and to review recommendations made regarding the salaries of executive officers. The Company seeks to provide executive compensation that will support the achievement of the Company's financial goals while attracting and retaining talented executives and rewarding superior performance. In performing this function, the Compensation Committee reviews the annual Management Compensation Services (MCS) study of retail management.

    In general, the Company compensates its executive officers through base salary, but may also consider long-term incentive compensation. From time to time, the Stock Option Committee provides long-term incentive compensation in the form of stock options where appropriate as compensation for the Company's executive officers. In addition, executive officers participate in benefit plans, including medical, dental and retirement plans, that are available generally to the Company's employees.

    Base salary levels for the Company's executive officers are set generally to be competitive in relation to the salary levels of executive officers in other companies within the retail industry, as shown in the MCS study, taking into consideration the position's complexity, responsibility and need for special expertise. Compensation of the Company's executive officers falls within the low end of the range of compensation of the other companies used as a comparison by the Committee. Overall changes in salary levels for executive officers, including the Co-Chief Executive Officers, are generally linked to corporate performance. In this regard, the Compensation Committee reviews objective measures each year, after results for the prior fiscal year are available, before setting salary levels.
Such objective measures include changes in revenues from operations, changes in operating profit results and changes in net earnings as compared to the prior year. In reviewing salaries in individual cases, the Compensation Committee also takes into account individual experience, performance and special achievements.

    The salaries for the Company's Co-Chief Executive Officers, P.S. Strawbridge and F.R. Strawbridge, III for the fiscal year ended January 28, 1995 remained unchanged from the prior fiscal year.

                         COMPENSATION COMMITTEE:
                           Isaac H. Clothier, IV
                           Richard H. Hall
                           Thomas B. Harvey, Jr.
                           Paul E. Shipley
                           Francis R. Strawbridge, III
                           Peter S. Strawbridge

STOCK PRICE PERFORMANCE GRAPH

    The Stock Price Performance Graph set forth below compares the cumulative total stockholder return on the Series A Common Stock of the Company for the five-year period beginning February 3, 1990 and ending January 27, 1995, with the cumulative total return on the S&P 500 and a peer group index of regional departmental stores over the same period (assuming the investment of $100 in the Company's Series A Common Stock, the S&P 500 and the peer group index on February 3, 1990, reinvestment of all cash dividends and equalization of stock splits and dividends).


                          STRAWBRIDGE & CLOTHIER

   (Strawbridge & Clothier vs. S&P 500 vs. Regional Department Stores)


$200 |
     |
$180 |
     |
$160 |
     |
$140 |                        [ID: GRAPHIC -- LINE CHART]
     |
$120 |
     |
$100 |
     |
 $80 |
     |
 $60 |
     ----|-----------|-----------|-----------|-----------|-----------|----
     26-Jan-90   25-Jan-91   31-Jan-92   29-Jan-93   28-Jan-94   27-Jan-95

                -----------------------------------------
                       (box) Strawbridge & Clothier
                           + S&P 500 Index
                   (diamond) Regional Department Stores
                -----------------------------------------

##############################################################################
#                                                                            #
#       ID: THE FOLLOWING TABLES PRESENT IN TABULAR FORM THE DATA POINTS     #
#           IN THE ABOVE REFERENCED GRAPHIC.                                 #
#                                                                            #
##############################################################################

                           Comparative Analysis

                                                TOTAL SHAREHOLDER RETURN
                                                      PREPARED FOR
                                                  SMITH-EDWARDS-DUNLAP

Fiscal Year Basis:  1

                                 Return     Return     Return     Return     Return
Company / Index Name            25-JAN-91  31-JAN-92  29-JAN-93  28-JAN-94  27-JAN-95
- ----------------------          ---------  ---------  ---------  ---------  ---------
STRAWBRIDGE & CLOTHIER  -CL A     -30.25      21.20      17.55      -1.82      0.44
S&P 500 INDEX                       6.77      25.40      10.43      12.03      0.97
PEER GROUP                         -5.82      27.44     -17.68       4.34      5.51

                                           Indexed / Cumulative Returns
                           Base
                          Period     Return     Return     Return     Return     Return
Company / Index Name     26-JAN-90  25-JAN-91  31-JAN-92  29-JAN-93  28-JAN-94  27-JAN-95
- ----------------------   ---------  ---------  ---------  ---------  ---------  ---------
STRAWBRIDGE & CLOTHIER      100        69.75      84.53      99.37      97.56      97.99
S&P 500 INDEX               100       106.77     133.90     147.87     165.66     167.27
PEER GROUP                  100        94.18     120.01      98.80     103.08     108.76

PEER GROUP POPULATION
- -----------------------
BON-TON STORES INC (2)
GOTTSCHALKS INC (1)
JACOBSON STORES (1)
MERCANTILE STORE CO INC (1)
STEIN MART INC
YOUNKERS INC

(1)  FOR THE PERIOD ENDED 1991 ONLY THESE 3 COMPANIES WERE USED
     IN THE PEER GROUP
(2)  THE COMPANIES IN (1) PLUS (2) WERE USED FOR THE PEER GROUP IN 1992

This total shareholders return model assumes reinvested dividends. Prepared by Standard & Poor's Compustat, a division of McGraw-Hill, Inc.

##############################################################################
#                                                                            #
#                    ID: END OF GRAPHIC DESCRIPTION.                         #
#                                                                            #
##############################################################################


    The Company's peer group is comprised of six other regional department store companies: BON-TON Stores Inc., Gottschalks Inc., Jacobson Stores Inc., Mercantile Stores Inc., Stein Mart Inc. and Younkers Inc.

ITEM NO. 2 -- APPROVAL OF DESIGNATION OF AUDITORS
- ---------------------------------------------------------------------------

    The Board of Directors on February 22, 1995, in accordance with the By-laws and at the recommendation of the Audit Committee, designated the firm of Ernst & Young LLP, independent auditors, to audit the books and accounts of the Company for the fiscal year ending February 3, 1996. In accordance with its policy of seeking annual shareholder approval of the appointment of auditors, the Board of Directors recommends that the shareholders approve the designation of this firm in this capacity. If the shareholders do not approve such designation the selection of auditors will be reconsidered by the Board of Directors. A representative of Ernst & Young LLP will be present at the Annual Meeting. He will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

SECTION 16 REPORTING
- ---------------------------------------------------------------------------

    On July 1, 1993, the Company made matching contributions in the form of Series A Common Stock under the Company's 401(k) Retirement Savings Plan that inadvertently were not reported on Form 5s for the fiscal year ended January 29, 1994 by the following officers: Ronald B. Avellino, Louis F. Busico, Robert A. Hoffner, Charles D. Hollander, Alexander B. Jervis, Alice
T. Kanigowski, John J. Leahy, Robert G. Muskas, E. Spencer Quill, Thomas S. Rittenhouse, G. Leonard Shea, David W. Strawbridge, Francis R. Strawbridge, III, Peter S. Strawbridge, William A. Timmons, Natalie B. Weintraub and Warren W. White. The number of shares involved ranges from 89 to 193. In addition, on July 1, 1993, C.D. Hollander, A.T. Kanigowski, E.S. Quill, G.L. Shea and T.S. Rittenhouse purchased shares under the Company's Employee Stock Purchase Plan that were inadvertently not reported on such Form 5s. The number of shares involved ranges from 33 to 134. These transactions were reported on Form 5s for the fiscal year ended January 28, 1995, except that for N.B. Weintraub, who is currently a director, such form was filed late.

OTHER INFORMATION
- ---------------------------------------------------------------------------

    The management does not know of any matters, other than those referred to in the accompanying Notice of Annual Meeting of Shareholders, to be presented at the meeting for action by the shareholders. However, if any other matters are properly brought before the meeting, or any adjournment or adjournments thereof, it is intended that votes will be cast pursuant to the Proxies with respect to such matters in accordance with the best judgment of the persons acting under the Proxies.

    Any proper shareholder proposal to be presented at the Company's 1996 Annual Meeting must be received by the Company by December 24, 1995, and should be sent to the Secretary of the Company at 801 Market Street, Philadelphia, Pennsylvania 19107-3199.

    Shareholders are again urged to send in their Proxies without delay.

April 21, 1995


- -----------------------------------------------------------------------------
  THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO EACH SHAREHOLDER ON WRITTEN REQUEST MADE TO THE SECRETARY, STRAWBRIDGE & CLOTHIER, 801 MARKET STREET, PHILADELPHIA, PENNSYLVANIA 19107-3199 A COPY OF THE COMPANY'S FORM 10-K ANNUAL REPORT FOR THE FISCAL YEAR ENDED JANUARY 28, 1995, AS FILED WITH
  THE SECURITIES AND EXCHANGE COMMISSION.
- -----------------------------------------------------------------------------

                          SERIES A COMMON STOCK

    1995 PROXY                                             1995 PROXY

                          STRAWBRIDGE & CLOTHIER
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                      ANNUAL MEETING ON MAY 24, 1995

    The undersigned holder of shares of Series A Common Stock of STRAWBRIDGE & CLOTHIER (the Company) hereby appoints Peter S. Strawbridge, Steven L. Strawbridge and Warren W. White or a majority of them or any one of them acting singly in the absence of the others, each with full power of substitution, the Proxies of the undersigned to vote the shares of the undersigned at the Annual Meeting of Shareholders of the Company to be held May 24, 1995, and at any adjournment thereof.

    The undersigned directs said Proxies to vote as indicated on the reverse side.

              (Continued and to be signed on reverse side.)




    -----------------------------------------------------------------


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN        --------------------
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED             | I PLAN TO ATTEND |
SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY         |   THE MEETING.   |
WILL BE VOTED "FOR" ITEMS 1 AND 2. THE PROXIES            |                  |
WILL USE THEIR DISCRETION WITH RESPECT TO ANY             |                  |
MATTERS REFERRED TO IN ITEM 3.                            --------------------

1.   Election of Directors:      MANAGEMENT RECOMMENDS A VOTE "FOR" EACH OF
                                 THE FOLLOWING PROPOSALS:

FOR all nominees   WITHHOLD      Richard H. Hall, Anne C. Longstreth,
listed (except as  AUTHORITY     Francis R. Strawbridge, III and
marked to the      to vote for   Steven L. Strawbridge
contrary)          all nominees
                   listed.

      /  /           /  /

                                 INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

                                 --------------------------------------------

2. Approval of the designation       3. In their discretion, the
   of Ernst & Young LLP,                Proxies are authorized to
   independent auditors, to             vote upon such other business
   audit the books and accounts         as may properly come before
   of the Company for the fiscal        the meeting.
   year ending February 3, 1996.

   FOR     AGAINST     ABSTAIN

   /  /     /  /        /  /


                    --------------------------------------------
                    Please sign exactly as name appears hereon


                    --------------------------------------------


                    --------------------------------------------

                    Date:                                 , 1995
                          --------------------------------

                    Please mark, sign, date and return this proxy card promptly using the enclosed envelope.

- ---------------------------------------------
 PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
 PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
- ---------------------------------------------

                          SERIES B COMMON STOCK

    1995 PROXY                                             1995 PROXY

                          STRAWBRIDGE & CLOTHIER
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                      ANNUAL MEETING ON MAY 24, 1995

    The undersigned holder of shares of Series B Common Stock of STRAWBRIDGE & CLOTHIER (the Company) hereby appoints Peter S. Strawbridge, Steven L. Strawbridge and Warren W. White or a majority of them or any one of them acting singly in the absence of the others, each with full power of substitution, the Proxies of the undersigned to vote the shares of the undersigned at the Annual Meeting of Shareholders of the Company to be held May 24, 1995, and at any adjournment thereof.

    The undersigned directs said Proxies to vote as indicated on the reverse side.

              (Continued and to be signed on reverse side.)




    -----------------------------------------------------------------


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN        --------------------
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED             | I PLAN TO ATTEND |
SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY         |   THE MEETING.   |
WILL BE VOTED "FOR" ITEMS 1 AND 2. THE PROXIES            |                  |
WILL USE THEIR DISCRETION WITH RESPECT TO ANY             |                  |
MATTERS REFERRED TO IN ITEM 3.                            --------------------

1.   Election of Directors:      MANAGEMENT RECOMMENDS A VOTE "FOR" EACH OF
                                 THE FOLLOWING PROPOSALS:

FOR all nominees   WITHHOLD      Richard H. Hall, Anne C. Longstreth,
listed (except as  AUTHORITY     Francis R. Strawbridge, III and
marked to the      to vote for   Steven L. Strawbridge
contrary)          all nominees
                   listed.

      /  /            /  /

                                 INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

                                 --------------------------------------------

2. Approval of the designation       3. In their discretion, the
   of Ernst & Young LLP,                Proxies are authorized to
   independent auditors, to             vote upon such other business
   audit the books and accounts         as may properly come before
   of the Company for the fiscal        the meeting.
   year ending February 3, 1996.

   FOR     AGAINST     ABSTAIN

   /  /     /  /        /  /


                    --------------------------------------------
                    Please sign exactly as name appears hereon


                    --------------------------------------------


                    --------------------------------------------

                    Date:                                 , 1995
                          --------------------------------

                    Please mark, sign, date and return this proxy card promptly using the enclosed envelope.

- ---------------------------------------------
 PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
 PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
- ---------------------------------------------